Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The unaudited pro forma condensed consolidated financial statements are presented to show how PBF Logistics LP (“PBFX” or the “Partnership”) might have looked if PBFX’s purchase of four refined product terminals (the “East Coast Terminals”) from an affiliate of Plains All American Pipeline, L.P. (the “Plains Asset Purchase”) and certain other transactions described below had occurred on the date and for the periods indicated below. We derived the following unaudited pro forma condensed consolidated financial statements by applying pro forma adjustments to our historical condensed consolidated financial statements and the historical combined financial statements of the East Coast Terminals. The pro forma effect of the Plains Asset Purchase is based on the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.
We derived the following unaudited pro forma condensed consolidated financial statements by applying pro forma adjustments to our historical condensed consolidated financial statements that give effect to the Plains Asset Purchase. The unaudited pro forma condensed consolidated balance sheet is based on the individual historical consolidated balance sheets of the Partnership and the East Coast Terminals as of March 31, 2016, and has been prepared to reflect the Plains Asset Purchase as if it occurred on March 31, 2016 and gives effect to the proceeds from the sale of marketable securities to fund the Plains Asset Purchase, the borrowing incurred under our five year $325.0 million revolving credit facility (the “Revolving Credit Facility”), and repayment of a portion of our three year $300.0 million term loan facility (the “Term Loan)” to release the marketable securities that had collateralized the Term Loan. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2015 and the three-months ended March 31, 2016 combines the historical results of operations of the Partnership and the East Coast Terminals, as if the acquisition occurred on January 1, 2015 and gives effect to the sale of the Partnership’s marketable securities, borrowings under our Revolving Credit Facility, and repayment of our Term Loan.
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and three-months ended March 31, 2016 do not reflect future events that may occur after the completion of the Plains Asset Purchase on April 29, 2016, including but not limited to the anticipated realization of cost savings from operating synergies and certain charges expected to be incurred in connection with the transaction, including, but not limited to, costs that may be incurred in connection with integrating the operations of the East Coast Terminals.
The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not purport to represent what our results of operations or financial condition would have been had the transactions to which the pro forma adjustments relate actually occurred on the dates indicated, and they do not purport to project our results of operations or financial condition for any future period or as of any future date. In addition, they do not purport to indicate the results that would actually have been obtained had the Plains Asset Purchase been completed on the assumed date or for the periods presented, or which may be realized in the future.
In order to prepare the pro forma financial information, we adjusted the East Coast Terminals’ historical assets and liabilities to their estimated fair values in accordance with ASC 805 as a result of our closing of the Plains Asset Purchase on April 29, 2016. As of the date of this Current Report on Form 8-K/A, we have not completed the detailed valuation work necessary to arrive at the required estimates of the fair value of the East Coast Terminals’ assets acquired and the liabilities assumed and the related allocation of the purchase price, nor have we identified all adjustments necessary to conform the East Coast Terminals’ accounting policies to our accounting policies. The determination of the fair value of the East Coast Terminals’ assets and liabilities is ongoing and is expected to be completed for our December 31, 2016 fiscal year-end. As a result, the accompanying unaudited pro forma purchase price allocation is preliminary and is subject to further adjustments as additional information becomes available and as additional analyses are performed. The preliminary unaudited pro forma purchase price allocation has been made solely for the purpose of preparing the accompanying unaudited pro forma condensed consolidated financial statements. There can be no assurance that such finalization of the purchase price will not result in material changes from the preliminary purchase price allocation included in the accompanying unaudited pro forma condensed consolidated financial statements.

Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2016
(in thousands)

	Historical		Pro Forma Effect of Accounting Changes (Note 1)		Adjusted Pro Forma East Coast Terminals	Pro Forma Acquisition Adjustments		Other Pro Forma Adjustments		Pro Forma Consolidated

	PBFX	East Coast Terminals
ASSETS
Current assets:
Cash and cash equivalents	$29,264	$—	$—		$—	$(98,336)	(2)	$98,500	(2)	$29,428
								(98,336)	(2)
								98,336	(2)
Accounts receivable- affiliates	24,454	—	—		—	—		—		24,454
Accounts receivable, net	—	1,325	—		1,325	(1,325)	(2)	—		—
Inventories	—	777	(777)	(1)	—	—		—		—
Prepaid expense and other current assets	1,090	103	777	(1)	880	3,304	(2)	—		5,274
Total current assets	54,808	2,205	—		2,205	(96,357)		98,500		59,156

Property, plant and equipment, net	144,363	124,612	—		124,612	(25,270)	(2)	—		243,705
Marketable securities	234,408	—	—		—	—		(98,336)	(5)	136,072
Deferred charges and other assets, net	—	875	—		875	(875)	(2)	—		—
Total assets	$433,579	$127,692	$—		$127,692	$(122,502)		$164		$438,933

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable- affiliates	$3,197	$—	$—		$—	$—		$—		$3,197
Accounts payable and accrued expenses	10,981	1,705	—		1,705	(1,705)	(2)	—		10,981
Other current liabilities	—	—	—		—	3,174	(2)	—		3,174
Total current liabilities	14,178	1,705	—		1,705	1,469		—		17,352

Long-term debt	600,058	—	—		—	—		98,500	(3)	600,222
								(98,336)	(4)
Other long-term liabilities	—	1,813	—		1,813	203	(2)	—		2,016
Total liabilities	614,236	3,518	—		3,518	1,672		164		619,590

Commitments and contingencies

Equity:
Net parent investment	—	124,174	—		124,174	(124,174)	(2)	—		—
Common unitholders- public	342,340	—	—		—	—		—		342,340
Common unitholder- PBF LLC	(248,113)	—	—		—	—		—		(248,113)
Subordinated unitholder- PBF LLC	(275,641)	—	—		—	—		—		(275,641)
IDR Holder- PBF LLC	757	—	—		—	—		—		757
Total equity	(180,657)	124,174	—		124,174	(124,174)		—		(180,657)
Total Liabilities and Equity	$433,579	$127,692	$—		$127,692	$(122,502)		$164		$438,933

Exhibit 99.3

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except unit and per unit data)

1.
We performed certain procedures for the purpose of identifying any material differences in significant accounting policies between PBFX and the East Coast Terminals and any accounting adjustments that will be required in connection with adopting uniform policies. Procedures performed by PBFX included a review of the disclosed summary of significant accounting policies in the East Coast Terminals’ audited financial statements and discussions with the East Coast Terminals’ management regarding their significant accounting policies in order to identify material adjustments. While we are continuing to engage in additional discussions with the East Coast Terminals’ management and are in the process of evaluating the impact of the East Coast Terminals’ accounting policies on its historical results following the close of the Plains Asset Purchase on April 29, 2016, our best estimate of the differences we have identified to date reflect a reclassification of inventory to prepaid and other current assets.

2.
Represents cash consideration transferred of $98,336 for the Plains Asset Purchase at closing, which was funded by the Partnership with $98,336 in proceeds from the sale of marketable securities. The Partnership borrowed an additional $98,500 under its Revolving Credit Facility, which were used to repay $98,336 of its Term Loan in order to release $98,336 marketable securities that had collateralized the Term Loan, and the estimated preliminary fair value of the net assets acquired as follows:

Prepaid expenses and other current assets	$4,184
Property, plant and equipment, net	99,342
Other current liabilities	(3,174)
Other long-term liabilities	(2,016)
Estimated fair value of net assets acquired	$98,336

To reflect our preliminary estimates of changes in the East Coast Terminals assets and liabilities values in applying purchase accounting as follows:

Increase in prepaid expenses and other current assets by $3,304;
Decrease in property, plant and equipment, net by $25,270;
Increase in other current liabilities by $3,174; and
Increase in other long-term liabilities by $203.

Additionally, in connection with the purchase accounting for the East Coast Terminals, we reversed the historical financial information for accounts receivable, net, deferred charges and other assets, accounts payable and accrued expense, and net parent investment as these were not acquired in the transaction.

These pro forma acquisition adjustments reflect the reversal of the East Coast Terminals’ historical assets and liabilities as of March 31, 2016 and the recognition of the estimated preliminary purchase price allocation of the fair value of the net assets acquired in connection with the Plains Asset Purchase as shown above. This preliminary purchase price allocation estimate is based on PBFX’s initial estimates at closing and final allocations are subject to the terms of the purchase agreement. The fair values of the prepaid expenses and other current assets and accounts payable and accrued liabilities are estimated to approximate their carrying value and are based on the estimated working capital acquired at closing. The fair value of property, plant and equipment is largely based on the acquisition purchase price of the assets. These amounts may change and may change materially at the time the purchase price allocation is finalized for the Plains Asset Purchase. The final determination of the purchase price allocation is anticipated to be completed as soon as practicable after the close of the acquisition. PBFX anticipates that the valuations of the acquired assets and liabilities will include, but not be limited to, working capital items, property, plant and equipment and environmental obligations. The determination of the fair value is the responsibility of management and is being performed with the assistance of a third-party valuation specialist based on valuation techniques that PBFX deems appropriate for measuring the fair value of the assets acquired and liabilities assumed.

The final acquisition consideration, and amounts allocated to assets acquired and liabilities assumed in the acquisition could differ materially from the amounts presented in these unaudited pro forma condensed consolidated financial statements.

The pro forma adjustment for property, plant and equipment includes the net impact of the reversal of the historical book value of such assets and the recording of the fair value determined by the preliminary purchase price allocation.

Exhibit 99.3

The pro forma net cash adjustment includes the impacts of the following:

Cash paid for Plains Asset Purchase	$(98,336)
Proceeds from the Revolving Credit Facility (see note 3)	98,500
Repayment of the Term Loan (see note 4)	(98,336)
Proceeds from sale of marketable securities (see note 5)	98,336
Total pro forma cash adjustment	$164

3.	Represents borrowings of $98,500 on the Partnership’s Revolving Credit Facility utilized to pay down the Term Loan.

4.	Represents repayment of $98,336 of the Partnership’s Term Loan, in order to release $98,336 of the Partnership’s marketable securities, which collateralized the Term Loan.

5.	Represents proceeds received from the sale of $98,336 of marketable securities, in order to fund the Plains Asset Purchase.

Exhibit 99.3

Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2015
(in thousands)

	Historical		Pro Forma Effect of Accounting Changes (Note 1)		Adjusted Pro Forma East Coast Terminals	Pro Forma Acquisition Adjustments		Other Pro Forma Adjustments		Pro Forma Condensed Consolidated

	PBFX	East Coast Terminals

Revenues	$142,102	$17,372	$—		$17,372	$—		$—		$159,474

Cost and expenses:
Purchases and related costs	—	1,681	(1,681)	(6)	—	—		—		—
Operating and maintenance expenses	25,255	9,570	1,681	(6)	11,251	—		—		36,506
General and administrative expenses	13,889	1,722	—		1,722	—		—		15,611
Depreciation and amortization	6,582	3,702	—		3,702	272	(7)	—		10,556
	45,726	16,675	—		16,675	272		—		62,673

Income (loss) from operations	96,376	697	—		697	(272)		—		96,801

Other income (expense)
Other income	—	65	—		65	—		—		65
Interest (expense) income, net	(19,939)	—	—		—	—		(2,420)	(8)	(21,928)
								499	(9)
								(68)	(10)
Amortization of loans fees	(1,315)	—	—		—	—		—		(1,315)
Net income (loss)	75,122	762	—		762	(272)		(1,989)		73,623

Less: net income (loss) attributable to Predecessor	1,274	—	—		—	—		—		1,274
Net (loss) income attributable to the Partnership	$73,848	$762	$—		$762	$(272)		$(1,989)		$72,349

Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Statement of Operations
Three Months Ended March 31, 2016
(in thousands)

	Historical		Pro Forma Effect of Accounting Changes (Note 1)		Adjusted Pro Forma East Coast Terminals	Pro Forma Acquisition Adjustments		Other Pro Forma Adjustments		Pro Forma Condensed Consolidated

	PBFX	East Coast Terminals

Revenues	$36,549	$5,316	$—		$5,316	$—		$—		$41,865

Cost and expenses:
Purchases and related costs	—	88	(88)	(6)	—	—		—		—
Operating and maintenance expenses	6,021	2,015	88	(6)	2,103	—		—		8,124
General and administrative expenses	2,565	485	—		485	—		—		3,050
Depreciation and amortization	1,640	941	—		941	52	(7)	—		2,633
	10,226	3,529	—		3,529	52		—		13,807

Income (loss) from operations	26,323	1,787	—		1,787	(52)		—		28,058

Other income (expense)
Other income	—	15	—		15	—		—		15
Interest (expense) income, net	(6,806)	—	—		—	—		(605)	(8)	(7,303)
								125	(9)
								(17)	(10)
Amortization of loans fees	(423)	—	—		—	—		—		(423)
Net income (loss)	19,094	1,802	—		1,802	(52)		(497)		20,347

Less: net income (loss) attributable to Predecessor	—	—	—		—	—		—		—
Net (loss) income attributable to the Partnership	$19,094	$1,802	$—		$1,802	$(52)		$(497)		$20,347

Exhibit 99.3

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

6.
We performed certain procedures for the purpose of identifying any material differences in significant accounting policies between PBFX and the East Coast Terminals and any accounting adjustments that will be required in connection with adopting uniform policies. Procedures performed by PBFX included a review of the disclosed summary of significant accounting policies in the East Coast Terminals’ audited financial statements and discussions with the East Coast Terminals’ management regarding their significant accounting policies in order to identify material adjustments. While we are continuing to engage in additional discussions with the East Coast Terminals’ management and are in the process of evaluating the impact of the East Coast Terminals’ accounting policies on its historical results following the close of the Plains Asset Purchase on April 29, 2016, our best estimate of the differences we have identified to date are a reclassification of purchases and related costs to operating and maintenance expenses.

7.
Represents the estimated depreciation expense resulting from the assumed fair value of property, plant and equipment acquired through the Plains Asset Purchase using an estimated weighted average 25 year useful life for assets acquired. Also reflects the reversal of the depreciation recorded by the East Coast Terminals prior to the purchase by PBFX.

8.	Represents assumed interest expense related to $98,500 borrowing on the Partnership’s Revolving Credit Facility incurred in connection with the Plains Asset Purchase, as of January 1, 2015.

9.
Represents an assumed reduction in interest expense related to the repayment of $98,336 of the Partnership’s Term Loan, in order to release $98,336 of the Partnerships’ marketable securities, which collateralized the Term Loan, in connection with the Plains Asset Purchase, as of January 1, 2015.

10.	Represents an assumed reduction in interest income in connection with the sale of $98,336 of marketable securities, utilized to fund the Plains Asset Purchase, as of January 1, 2015.